UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 10, 2002

BANK ONE, DELAWARE, NATIONAL ASSOCIATION
(FORMERLY FIRST USA BANK, NATIONAL ASSOCIATION)

(Exact name of registrant as specified in its charter)

(As Servicer on behalf of FIRST USA CREDIT CARD MASTER TRUST)

Laws of the United States	33-99362	51-0269396
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

201 North Walnut Street, Wilmington, Delaware	19801

(Address of principal executive offices)	(Zip Code)

302/594-4000
Registrant’s telephone number, including area code

N/A
(Former name, former address and former fiscal year, if changed since last report)

Item 5.    Other Events

This Amendment No.1 on Form 8-K/A is being filed solely for the purpose of filing corrected Exhibits 99.02, 99.03, 99.04, 99.05, 99.25 which shall replace Exhibits 99.02, 99.03, 99.04, 99.05, 99.25 as originally filed on December 15, 2002 on form 8-K.

Item 7.    Financial Statements and Exhibits.

The	following exhibits are filed as a part of this report:

(99.02)	Monthly Certificateholders’ Statement of the Trust which contains information relating to the Series 1996-2 Certificates.

(99.03)	Monthly Certificateholders’ Statement of the Trust which contains information relating to the Series 1996-4 Certificates.

(99.04)	Monthly Certificateholders’ Statement of the Trust which contains information relating to the Series 1996-6 Certificates.

(99.05)	Monthly Certificateholders’ Statement of the Trust which contains information relating to the Series 1996-8 Certificates.

(99.25)	Monthly Certificateholders’ Statement of the Trust which contains information relating to the Series 2001-4 Certificates.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BANK ONE, DELAWARE, NATIONAL ASSOCIATION (FORMERLY FIRST USA BANK, NATIONAL ASSOCIATION) As Servicer

By:	/s/ Michael J. Grubb
Name: Michael J. Grubb Title: First Vice President

Date: January 2, 2003